VDO.COM, INC.

                        (FKA VENTECH INTERNATIONAL CORP.)

                          (A Development Stage Company)

                          -----------------------------

                              FINANCIAL STATEMENTS

                                -----------------

                           DECEMBER 31, 1998 AND 1999

                                  VDO.COM, INC.

                                    CONTENTS

                                                                            Page

Independent Auditor's Report.................................................. 1

Financial Statements:

    Balance Sheet............................................................. 4
    Statements of Operations.................................................. 5
    Statement of in Stockholders' Equity...................................... 6
    Statements of Cash Flows.................................................. 7
    Notes to Financial Statements.......................................... 8-10

                          INDEPENDENT AUDITOR'S REPORT

The Stockholdersand Board of Directors
of VDO.com, Inc.

We have audited the accompanying balance sheets of VDO.com, Inc. (a development stage company) as of December 31, 1998 and December 31, 1999, and the related statements of operations, stockholders' equity, and cash flows for the years then ended and since inception on February 9, 1989 through December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of VDO.com, Inc. as of December 31, 1998 and December 31, 1999, and the results of its operations and cash flows for the years then ended and since inception on February 9, 1989 through December 31, 1999, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 5 to the financial statements, the Company has suffered recurring losses from operations and has an accumulated deficit that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to those matters are also described in Note 5. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Salt Lake City, Utah
March 31, 2000




   The accompanying notes are an integral part of these financial statements.

                                       -8-

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


                                  VDO.COM, INC.
                          (A Development Stage Company)

                                 Balance Sheets

                                                                         December 31,             December 31,
                                                                             1999                     1998
                                                                      -------------------      --------------------

ASSETS

   Current Assets

    Cash and cash equivalents (Note 1)                                        $   39,571                  $      -
    Accounts Receivable                                                           88,000                         -
    Due from Related Party (Note 2)                                              101,011                   100,308
                                                                      -------------------      --------------------

Total Assets                                                                  $  228,582                $  100,308
                                                                      ===================      ====================


LIABILITIES & STOCKHOLDERS' EQUITY
   Current Liabilities

     Accounts Payable                                                         $   11,772                $   48,772
     Accounts Payable - Related Party (Note 2)                                         -                    12,000
                                                                      -------------------      --------------------

   Total Liabilities                                                              11,772                    60,772
                                                                      -------------------      --------------------

STOCKHOLDERS' EQUITY
     Common Stock, $.001 par value authorized
     50,000,000 shares, 16,900,000 and 13,400,000
     issued and outstanding at December 31, 1999
     and 1998, respectively                                                       16,900                    13,400
     Additional Paid-in Capital                                                  336,600                    95,100
     Deficit accumulated during development stage                              (136,690)                  (68,964)
                                                                      -------------------      --------------------

   Total Stockholders' Equity                                                    216,810                    39,536
                                                                      -------------------      --------------------

 Total Liabilities and Stockholders' Equity                                   $  228,582                $  100,308
                                                                      ===================      ====================







The accompanying notes are an integral part of these financial statements.



                                  VDO.COM, INC.
                          (A Development Stage Company)

                             Statement of Operations

                                                           For the                  For the                 From Feb. 9,
                                                          Year Ended               Year Ended             1989(inception)
                                                         December 31,             December 31,            To December 31,
                                                             1999                     1998                      1999
                                                     ---------------------     -------------------     -----------------------

Revenue                                                         $      -                $      -                    $      -

General and administrative expenses                                43,726                  51,964                     100,690
Management Fees (related party)                                    24,000                  12,000                      36,000
                                                     ---------------------     -------------------     -----------------------


Net loss before income tax                                       (67,726)                (63,964)                   (136,690)

Income tax provision (Note 7)                                           -                       -                           -
                                                     ---------------------     -------------------     -----------------------


Net loss                                                      $  (67,726)             $  (63,964)                 $ (136,690)
                                                     =====================     ===================     =======================



Net Loss per share                                             $   (.004)              $   (.010)                  $    (.05)
                                                     =====================     ===================     =======================


Weighted average common shares outstanding                     16,025,000               5,933,333                   2,948,462
                                                     =====================     ===================     =======================




The accompanying notes are an integral part of these financial statements.



                                  VDO.COM, INC.
                          (A Development Stage Company)

                        Statement of Stockholders' Equity


                                                                                             Deficit accumulated
                                         Common Stock                     Additional Pd       During development
                                           Shares           Amount        In Capital               stage                 Total
                                    ---------------------------------------------------------------------------------------------

Balance @ December 31, 1997                 5,000         $  5,000       $      -              $      (5,000)

Changed par value from $1.00 to
     $.001                                                  (4,995)

Forward stock split 200:1                 995,000

Common stock issued for cash           12,400,000           12,400                                                       103,500

Net Loss for year ended 12/31/98                                                                     (63,964)            (63,964)
                                      -----------       ----------       -----------           -------------         -----------

Balance @ 12/31/98                    13,400,000        $   13,400       $    95,100           $     (68,964)        $    39,536
                                      -----------       ----------       -----------           -------------         -----------

Common stock issued for cash            3,500,000            3,500                                                       245,000

Net Loss for year ended 12/31/99                                                                     (67,726)            (67,726)
                                      -----------       ----------       -----------           -------------         -----------
Balance at December 31, 1999          16,900,000        $   16,900       $   336,600           $    (136,690)        $   216,810
                                      ===========       ==========       ===========           =============         ===========







The accompanying notes are an integral part of these financial statements.




                                  VDO.COM, INC.
                          (A Development Stage Company)

                           December 31, 1999 and 1998



                                                                                                                     Feb. 9, 1989
                                                                                                                    (inception) to
                                                                                                                     December 31,
                                                                              1999                 1998                  1999
                                                                         ----------------     ----------------    ------------------

Reconciliation of net loss provided by (used in) operating activities:

Net loss                                                                      $ (67,726)           $ (63,964)            $ (136,690)

Changes in assets affecting operations - (increase) decrease
     Other receivable                                                           (88,000)                    -               (88,000)
     Related party receivables                                                     (703)            (100,308)              (101,011)

Changes in liabilities affecting operations - increase (decrease)
     Management fee payable (related party)                                     (12,000)               12,000                      -
     Other payables                                                             (42,000)               42,000                      -
     Accounts payable                                                              5,000                6,772                 11,772
                                                                         ----------------     ----------------    ------------------

Net cash provided by (used in) operating activities                            (205,429)            (103,500)              (313,929)
                                                                         ----------------     ----------------    ------------------


Cash flows from financing activities:

     Proceeds from issuance of common stock                                      245,000              103,500                353,500
                                                                         ----------------     ----------------    ------------------

Net cash provided by (used in) financing activities                              245,000              103,500                353,500
                                                                         ----------------     ----------------    ------------------

Cash flows from investing activities:

Increase (decrease) in cash                                                       39,571                    -                 39,571

Cash - beginning of period                                                             -                    -
                                                                         ----------------     ----------------    ------------------

Cash - end of period                                                           $  39,571                    -             $   39,571
                                                                         ================     ================    ==================






The accompanying notes are an integral part of these financial statements.

                                  VDO.COM, INC.
                          (A Development Stage Company)

                           December 31, 1999 and 1998



1. Summary of significant accounting policies


         Nature of business and organization

         VDO.com, Inc., formerly known as Ventech International Corp., Inc. and CTC 3, Inc., (the Company), was incorporated February 9, 1989 in the state of Florida. The Company currently has no operations and, in accordance with SFAS #7, is considered a development stage company.

         Effective July 14, 1998, the Company changed it's name to Ventech International Corp. On June 14, 1999, the Company changed it's name to VDO.Com, Inc.

         On February 26, 1989 the Company issued 5,000 shares of it's $1.00 par value common stock for services valued at $5,000.

         On May 21, 1998, the Company forward split its common stock 200:1, thus increasing the number of outstanding common stock shares from 5,000 shares to 1,000,000 shares. The financial statements are retroactively restated to reflect the forward stock split.

         Basis of presentation

         The accompanying financial statements have been prepared in conformity with principles of accounting applicable to a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. The Company has incurred losses since inception and has not yet generated sufficient working capital to support its operations. The Company's ability to continue as a going concern is dependent, among other things, on its ability to operate profitably, and its obtaining additional financing and eventually attaining a profitable level of operations.

         It is management's opinion that the going concern basis of reporting its financial condition and results of operations is appropriate at this time.

         Cash and cash equivalents

         For the purpose of the statement of cash flows, the Company considers currency on hand, demand deposits with banks or other financial institutions, money market funds, and other investments with original maturities of three months or less to be cash equivalents.

         Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. In these financial statements assets and liabilities involve extensive reliance on management's estimates. Actual results could differ from those estimates.

                                  VDO.COM, INC.
                          (A Development Stage Company)

                           December 31, 1999 and 1998


1.       Summary of significant accounting policies (continued)

         Income tax

         Effective  January 1, 1993, the Financial  Accounting  Standards  Board
         (FASB) issued FASB No. 109, "Accounting for Income Taxes". FASB No. 109 requires that the current or deferred tax consequences of all events recognized in the financial statements be measured by applying the provisions of enacted tax laws to determine the amount of taxes payable or refundable currently or in future years. There was no impact on from the adoption of this standard.

         Loss per common share

         Loss per common share is based on the weighted average number of common shares outstanding during the period. Loss per share and weighted average shares outstanding are restated to include any forward stock splits which occurred during the periods.

2.       Related party transactions

         The Company issued 11,000,000 shares of restricted common stock to an entity with common ownership for $5,500 in cash on July 24, 1998. This transaction was valued at $.0005 per share since the stock was restricted and the Company had no operations.

         A director of the Company has interests in several entity's which have borrowed money from the Company. These are due on demand and are non-interest bearing. The balances of these transactions are $101,011 and $100,308 at December 31, 1999 and 1998, respectively.

         The  Company  pays  a   management   fee  of  $2,000  per  month  to  a
         shareholder/director for management services. During the years ended 1999 and 1998, $24,000 and $12,000 were paid for this management fee.

3.       Stockholders' equity

         On May 21, 1998, the Company changed its par value from $1.00 to $.001. The financial statements have been retroactively restated to reflect the change in par value.

         On May 21, 1998, the Company forward split its common stock 200:1, thus increasing the number of outstanding common stock shares from 5,000 shares to 1,000,000 shares. The financial statements are retroactively restated to reflect the forward stock split.

         During 1998, the Company issued 11,000,000 shares of restricted common stock to a shareholder/director in exchange for $5,500 in cash. This transaction was valued at $.0005 per share since the Company had no operations and the shares were restricted.

                                  VDO.COM, INC.
                          (A Development Stage Company)

                           December 31, 1999 and 1998


3.       Stockholders' equity (continued)

         In August of 1998, the Company issued 1,400,000 shares of common stock for $98,000 cash to an unrelated third party. This transaction was valued at an agreed upon price of $.07 per share. The stock was not actively trading during 1998, therefore no market values were available.

         In April of 1999, the Company issued 3,500,000 shares of common stock in exchange for $245,000 cash to an unrelated third party. This transaction was valued at $.07 per share. The stock was not sufficiently active during 1999 to establish market values.

5.      Going concern uncertainty

         The accompanying financial statements have been prepared in conformity with principles of accounting applicable to a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. The Company has incurred operating losses from inception and has not yet generated any revenues to support its operations. The Company's ability to continue as a going concern is dependent, among other things, on its ability to operate profitably, obtain and additional financing and eventually, attaining a profitable level of operations.

         It is management's opinion that the going concern basis of reporting its financial condition and results of operations is appropriate at this time. The Company plans to increase cash flows through the sale of securities and take steps towards achieving profitable operations through the merger with or acquisition of profitable operations.